Exhibit 10.58

OMNIBUS WAIVER AND ACKNOWLEDGEMENT AGREEMENT

This Omnibus Waiver And Acknowledgement Agreement (this “Agreement”) is entered into as of February 7, 2020 (the “Effective Date”), by and among Verb Technology Company, Inc., a Nevada corporation (the “Company”), and the parties signatory hereto (each, an “Investor”; and, collectively, the “Investors”).

WHEREAS, effective as of August 14, 2019, the Company and each of the Investors entered into that certain Securities Purchase Agreement (the “SPA”);

WHEREAS, Section 4.12(a) of the SPA provides in pertinent part “[f]rom the date hereof until the date that is the 24-month anniversary of the Effective Date, upon any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents for cash consideration, Indebtedness, or a combination of units thereof (a “Subsequent Financing”), each Purchaser shall have the right to participate, on a pro-rata basis, in up to an amount of the Subsequent Financing equal to fifty percent (50%) of the Subsequent Financing (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing” (the “Future Participation Right”);

WHEREAS, in connection with the SPA, the Company sold and issued to each of the signatories thereto shares of the Company’s Series A Convertible Preferred Stock, par value $.0001 per share (the “Series A Pref”);

WHEREAS, Section 7(b) of the Certificate of Designation of Rights, Preferences, and Restrictions of the Series A Pref (the “Series A Pref Designation”) provides, “[i]f, at any time while this Preferred Stock is outstanding, the Corporation or any Subsidiary, as applicable, shall sell or grant any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announce any sale, grant, or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then-Conversion Price (such lower price, the “Base Conversion Price”; and such issuances, collectively, a “Dilutive Issuance”) . . . , then, simultaneously with the consummation (or, if earlier, the announcement) of each Dilutive Issuance, the Conversion Price shall be reduced to equal the Base Conversion Price (the “Series A Pref Base Conversion Price Protection”);

WHEREAS, as of the Effective Date, certain of the Investors have converted their respective shares of Series A Pref into shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”) (the Investors who have not so converted their shares of Series A Pref into shares of Common Stock are referred to herein as the “Current Series A Pref Holders”);

WHEREAS, in connection with the SPA, the Company sold and granted to each of the Investors certain Common Stock Purchase Warrants, exercisable for the purchase of shares of Common Stock in accordance with the provisions thereof (the “Original Warrants”);

WHEREAS, Section 3(b) of each of the Original Warrants provides, “[i]f the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant, or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents, at an effective price per share less than the Exercise Price then in effect (such lower price, the “Base Share Price”; and such issuances, collectively, a “Dilutive Issuance”) . . ., then, simultaneously with the consummation (or, if earlier, the announcement) of each Dilutive Issuance, the Exercise Price shall be reduced and only reduced to equal the Base Share Price . . .” (the “Original Warrants Base Share Price Protection”);

1

WHEREAS, the Company is proposing to sell up to 5,000,000 shares of its unregistered restricted Common Stock to one or more otherwise unaffiliated third parties at a per-share price of $1.20, in one or more closings (the “2020 Offering”);

WHEREAS, in connection with the 2020 Offering, the Company has requested that each of the Investors waive his or its respective Future Participation Right solely with respect to the 2020 Offering and each of the Investors has so agreed (the “2020 FPA Waiver”);

WHEREAS, in connection with the 2020 FPA Waiver, the Company has requested that each of the Current Series A Pref Holders waive his or its entitlement to the Series A Pref Base Conversion Price Protection solely with respect to the 2020 Offering and each of the undersigned Preferred Current Series A Pref Holders has so agreed (the “2020 Series A Pref Waiver”; and, collectively with the 2020 FPA Waiver, the “2020 Waivers”);

WHEREAS, in connection with the 2020 Waivers, the Company has acknowledged that the Base Share Price (as defined in the Original Warrants) of the Original Warrants has been reduced from $1.88 per share to $1.20 per share (the “Original Warrant Reduced Exercise Price”);

WHEREAS, in connection with the 2020 Waivers, the Company has agreed to grant to each Investor a Common Stock Purchase Warrant substantially equivalent to the Original Warrants in the form attached hereto as Exhibit A, with the exception that the per-share exercise price of the newly granted Common Stock Purchase Warrants is $1.55 (the “2020 Warrants”).

NOW, THEREFORE, in consideration of these presents and for such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Investors, in the capacities set forth in their respective signature blocks, intending to be legally bound hereby, agree as follows:

1. 2020 FPA Waiver and Acknowledgement. Solely in connection with, and contemporaneously with each closing of, the 2020 Offering, the undersigned Investor hereby waives his or its respective Future Participation Right solely with respect to the 2020 Offering. The Company acknowledges and agrees that this 2020 FPA Waiver, is a one-time waiver of the Investor’s Future Participation Right and shall not apply to any event wherein the Investor has a Future Participation Right (including, without limitation, any Subsequent Financing (as defined in the SPA)) other than to the 2020 Offering.

2. Waiver of Series A Pref Base Conversion Price Protection. Solely in connection with, and contemporaneously with each closing of, the 2020 Offering, the undersigned Investor hereby waives his or its respective entitlement to the Series A Pref Base Conversion Price Protection. The Company acknowledges and agrees that this Waiver of Series A Pref Base Conversion Price Protection is a one-time waiver of the Series A Pref Base Conversion Price Protection and shall not apply to any event wherein the Investor has Series A Pref Base Conversion Price Protection (including, without limitation, any Dilutive Issuance (as defined in the Series A Pref Designation)) other than to the 2020 Offering.

3. Acknowledgement of Original Warrants Reduced Exercise Price. Solely in connection with, and contemporaneously with the initial closing of, the 2020 Offering, each of the Company and the undersigned Investor hereby acknowledges and agrees that the Base Share Price (as defined in the Original Warrants) of the Original Warrants has been reduced from $1.88 per share to $1.20 per share (the “Original Warrants Exercise Price Reduction”).

2

4. Grant of 2020 Warrants. The Company shall grant to the undersigned Investor (if a Current Series A Pref Holder) the 2020 Warrants, exercisable for that number of shares of Common Stock equivalent to the number of shares of Common Stock exercisable by such Investor pursuant to the provisions of such Investor’s Original Warrants. The 2020 Warrants shall be unconditionally granted to the undersigned Investors upon execution of this Agreement for the purchase of that number of shares of Common Stock (i) as set forth in Schedule A hereto (with an issue date of February 7, 2020) and (ii) as set forth in Schedule B hereto (with an issue date as of the initial closing of the 2020 Offering, but, under no circumstances, not later than February 25, 2020).

5. Miscellaneous Provisions.

5.1 Conditions; Standstill; Form 8-K. The 2020 Waivers shall not be effective unless and until the Company has received executed copies of this Agreement from Current Series A Pref Holders who own a majority of the outstanding Series A Pref, including an executed copy from each “Required Purchaser” (as that term is defined in the SPA). Further, the 2020 Offering must have a final closing not later than the close of business on March 31, 2020. Upon the Company receiving such executed copies, then all Current Series A Pref Holders shall be deemed to have executed this Agreement, shall be entitled to the benefits and burdens of this Agreement, and none of the “Purchasers” (as that term is defined in the SPA) shall be deemed to be disproportionately impacted by the provisions hereof. The final material terms and conditions of the 2020 Offering are set forth in Section 5.13 below. The Company acknowledges and agrees that such terms and conditions shall not be modified, supplemented, or amended and, in the event that such terms and conditions are modified, supplemented, or amended, the 2020 Waivers shall automatically be deemed null and void. Notwithstanding anything to the contrary contained in this Agreement or in any agreement referenced herein, each undersigned Investor (if a Current Series A Pref Holder) agrees that, from and after the date of this Agreement through and including the earlier of (i) the initial closing of the 2020 Offering, or (ii) the close of business on February 25, 2020, he or it will neither convert any of such Investor’s shares of Series A Pref nor sell, assign, transfer, hypothecate, pledge, give, or otherwise obtain any value from any of such Investor’s shares of Series A Pref or any shares of Common Stock; provided, however, that such limitations shall not modify or limit in any way any rights to which such Investors are otherwise entitled pursuant to the terms and conditions of the Series A Pref Designation, the SPA, the Original Warrants, or any transaction, agreement, or document affecting the rights of holders of Common Stock generally. Upon the earlier of (i) four (4) business days following the initial closing of the 2020 Offering, or (ii) February 25, 2020, the Company shall file a Current Report on Form 8-K (the “8-K”) with the Securities and Exchange Commission, which shall (i) disclose and describe the terms and conditions of this Agreement, (ii) file as an exhibit the form of 2020 Warrants and disclose and describe the terms thereof, (iii) disclose and describe the terms of the 2020 Offering, and (iv) file as an exhibit(s) to the 8-K the form of transaction document(s) for the 2020 Offering, if applicable, as executed by the investing parties in the 2020 Offering or in connection therewith.

5.2 Entire Agreement. This Agreement and the 2020 Warrants contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement and 2020 Warrants.

3

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail attachment at the e-mail address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a “Trading Day” (as that term is defined in the SPA), (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile or e-mail attachment at the facsimile number or e-mail address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications of each Investor shall be as set forth on the signature pages attached hereto and of the Company shall be as provided in its most recent filings with the Securities and Exchange Commission.

5.4 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

5.6 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

5.7 Governing Law. All questions concerning the construction, validity, enforcement, and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement, and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, members, employees, or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim to which it is not personally subject under the jurisdiction of any such court, that such action or proceeding is improper, or that such court is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation, and prosecution of such action or proceeding.

5.8 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4

5.9 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired, or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant, or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including any of such that may be hereafter declared invalid, illegal, void, or unenforceable.

5.10 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and the 2020 Warrants and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement and the 2020 Warrants or any amendments thereto.

5.11 No Other Amendments, Supplements, Modifications or Waivers. Nothing contained in this Agreement shall be deemed or construed to amend, supplement, or modify the SPA, Series A Pref Designation, the Original Warrants or otherwise affect the rights and obligations of any party thereto, all of which remain in full force and effect, subject only to this Agreement. For the avoidance of doubt, (i) other than with respect to the 2020 Offering, the 2020 Waivers do not apply to any other Subsequent Financing (as defined in the SPA) or any other Dilutive Issuance (as defined in the Series A Pref Designation), and (ii) except with respect to the 2020 Waivers, this Agreement shall not be deemed or construed to be a waiver of any of the undersigned Investors’ rights under the SPA, Series A Pref Designation, or the Original Warrants.

5.12 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY, AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.13 Final, Material Terms and Conditions With Respect To the 2020 Offering. The Company intends to sell and issue shares of its Common Stock in a private placement to one or more otherwise unaffiliated third-party investors (the “2020 Offering Investors”) at a per-share purchase price of $1.20 per share. The shares of Common Stock sold and issued in the 2020 Offering shall constitute “restricted securities” (as that term is defined in Rule 144(a)(3)) of the Securities Act of 1933, as amended. The 2020 Offering does not provide any of the 2020 Offering Investors with any registration rights or equivalent rights. The 2020 Offering does not provide any of the 2020 Offering Investors with any warrants, options, convertible rights, or other rights. The 2020 Offering Investors are being offered a maximum of 5,000,000 shares of Common Stock by the Company (gross proceeds of up to $6 million) without the requirement of any specific minimum number of shares of Common Stock required to be sold and issued for any closing of the 2020 Offering.

[Signatures on following pages]

* * *

5

IN WITNESS WHEREOF, the Company and each Investor has caused this Omnibus Waiver And Acknowledgement Agreement to be duly executed by their respective authorized signatories as of the Effective Date.

THE “COMPANY”:

VERB TECHNOLOGY COMPANY, INC.

By:
Rory J. Cutaia, Chief Executive Officer

“THE INVESTORS”:

By:
Name:
Title:

Record and beneficial owner of _____ shares of Series A Pref
Record and beneficial owner of _____ Original Warrants
Record and beneficial owner of _____ 2020 Warrants

By:
Name:
Title:

Record and beneficial owner of _____ shares of Series A Pref
Record and beneficial owner of _____ Original Warrants
Record and beneficial owner of _____ 2020 Warrants

6